NMF Form N-SAR 4/30/15
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index

Issuer
Barclays PLC (2025)

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$240,000,000 firmwide/$2,000,000,000

Commission or % of Offering 0.450%

Purchase Date 03/09/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index Fund

Issuer
Actavis Funding SCS (2022)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$200,000,000 firmwide/$3,000,000,000

Commission or % of Offering 0.625%

Purchase Date
03/03/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer Actavis Funding SCS (2035)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$175,000,000 firmwide/$2,500,000,000

Commission or % of Offering
0.875%

Purchase Date
03/03/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
BorgWarner Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,000,000 firmwide/$500,000,000

Commission or % of Offering
0.650%

Purchase Date
03/09/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Burlington Northern Santa Fe, LLC (2025)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,650,000 firmwide/$500,000,000

Commission or % of Offering
0.650%

Purchase Date 03/04/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer

Cigna Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$79,045,000 firmwide/$900,000,000

Commission or % of Offering
0.650%

Purchase Date
03/11/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer Deutsche Bank AG, London Branch (2018)

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities Inc./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$175,014,000 firmwide/$2,000,000,000

Commission or % of Offering
0.150%

Purchase Date
02/10/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
FedEx Corporation (2035)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000 firmwide/$500,000,000

Commission or % of Offering
0.875%

Purchase Date
01/06/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
LYONDELLBASELL INDUSTRIES NV (2055)

Underwriter/ Affiliated Participant Underwriter
MORGAN STANELY & CO LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$52,510,000 firmwide/$1,000,000,000

Commission or % of Offering
1.00%

Purchase Date
02/26/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer ONEOK Partners

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$5,850,000 firmwide/$500,000,000

Commission or % of Offering 0
..650%

Purchase Date 03/17/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer

The J.M. Smucker Company (2035)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$16,400,000 firmwide/$650,000,000

Commission or % of Offering 0
..750%

Purchase Date
03/12/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Valero Energy Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
CITIGROUP GLOBAL MARKETS INC./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$60,000,000 firmwide/$600,000,000

Commission or % of Offering 0
..650%

Purchase Date 03/10/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Waste Management, Inc. (2035)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000 firmwide/$450,000,000

Commission or % of Offering
0.875%

Purchase Date 02/18/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Xerox Corporation (2035)

Underwriter/ Affiliated Participant Underwriter
Mizuho Securities USA Inc./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,000,000 firmwide/$250,000,000

Commission or % of Offering
0.875%

Purchase Date 02/26/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer Zimmer Holdings, Inc. (2035)

Underwriter/ Affiliated Participant Underwriter

CITIGROUP GLOBAL MARKETS INC./

PNC Capital Markets LLC

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000 firmwide/$500,000,000

Commission or % of Offering 0
..875%

Purchase Date 03/10/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund and
Nationwide HighMark Balanced Fund

Issuer Walgreens Boots Alliance

Underwriter/ Affiliated Participant Underwriter Goldman, Sachs & Co./

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,285,000 firmwide/$1,500,000,000

Commission or % of Offering
0.875%

Purchase Date
11/06/2014

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund

Issuer Ecolab

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,000,000 firmwide/$300,000,000

Commission or % of Offering
0.60%

Purchase Date
01/12/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Short Term Bond Fund

Issuer Ecolab

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,000,000 firmwide/$300,000,000

Commission or % of Offering 0.35%

Purchase Date
01/12/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Bond Fund,
Nationwide HighMark Balanced Fund and Nationwide HighMark Short Term Fund

Issuer United Rental

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$5,000,000 firmwide/$1,000,000,000

Commission or % of Offering 1.00%

Purchase Date

03/12/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund and
Nationwide HighMark Balanced Fund

Issuer Quest Diagnostic

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,000,000 firmwide/$600,000,000

Commission or % of Offering
0.65%

Purchase Date
03/05/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund Nationwide HighMark Bond Fund and
Nationwide HighMark Balanced Fund

Issuer Ensco

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,000,000 firmwide/$700,000,000

Commission or % of Offering 0.65%

Purchase Date

03/04/2015

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Bond Fund and
Nationwide HighMark Balanced Fund

Issuer Laboratory Corp

Underwriter/ Affiliated Participant Underwriter Wells Fargo Securities/

Mitsubishi UFJ Securities

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,000,000 firmwide/$1,000,000,000

Commission or % of Offering
0.65%

Purchase Date 01/21/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer MarkWest Engery Partners L.P. 4.875% due 12/01/2024

Underwriter/ Affiliated Participant Underwriter Wells Fargo Securities/

UBS Investment Bank and U.S. Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$7,000,000 firmwide/$500,000,000

Commission or % of Offering
1.0%

Purchase Date
11/18/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
MGM Resorts International 6% due 03/15/2023

Underwriter/ Affiliated Participant Underwriter
Bank of America/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,000,000 firmwide/$1,150,000,000

Commission or % of Offering
1.0%

Purchase Date
11/20/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
Dynegy Finance I/II Inc. 6.75% due 11/01/2019

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$4,000,000 firmwide/$2,100,000,000

Commission or % of Offering
1.0%

Purchase Date 10/10/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer Dynegy Finance I/II Inc. 7.375% due 11/01/2022

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,000,000 firmwide/1,750,000,000

Commission or % of Offering
1.0%

Purchase Date 10/10/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
HD Supply Inc. 5.25% due 12/15/2021

Underwriter/ Affiliated Participant Underwriter
Bank of America Inc./

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$6,000,000 firmwide/$1,250,000,000

Commission or % of Offering 1.25%

Purchase Date
11/19/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
Targa Resources Partners 4.125% due 11/15/2019

Underwriter/ Affiliated Participant Underwriter
Bank of America/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$9,000,000 firmwide/$800,000,000

Commission or % of Offering 1.0%

Purchase Date 10/23/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
UnityMedia Hessen/NRW 5.% due 01/15/2025

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,000,000 firmwide/$550,000,000

Commission or % of Offering
0.5%

Purchase Date
12/03/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer Family Tree Escrow, LLC 5.75% due 03/01/2023

Underwriter/ Affiliated Participant Underwriter JP Morgan Securities/

US Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$25,000 (Nationwide)/$2,500,000,000

Commission or % of Offering 1.5%

Purchase Date 02/06/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer HCA Inc. 5.375% due 02/01/2025

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$50,000 firmwide/$1,000,000,000

Commission or % of Offering
1.0%

Purchase Date 01/13/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer Markwest Energy Partners/Fin 4.875% due 12/01/2024

Underwriter/ Affiliated Participant Underwriter Barclays Capital/

UBS Investment Bank and US Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$50,812.50 (Nationwide)/$1,168,687,500

Commission or % of Offering
1.13%

Purchase Date 02/26/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer
Speedway Motorsports 5.125% due 02/01/2023

Underwriter/ Affiliated Participant Underwriter
Bank of America/

US Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$100,000 (Nationwide)/$200,000,000

Commission or % of Offering 1.592%

Purchase Date
01/22/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer

Vulcan Materials 4.5% due 04/01/2025

Underwriter/ Affiliated Participant Underwriter Bank of America/

US Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$100,000 (Nationwide)/$400,000,000

Commission or % of Offering 1.0%

Purchase Date 03/16/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer Bombardier Inc. 5.5% due 09/15/2018

Underwriter/ Affiliated Participant Underwriter JP Morgan Securities/

UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$50,000 (Nationwide)/$750,000,000

Commission or % of Offering
1.25%

Purchase Date
02/27/2015

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund

Nationwide High Yield Fund

Issuer Crestwood Midstream Partners 6.25% due 04/01/2023

Underwriter/ Affiliated Participant Underwriter
Bank of America/

US Bancorp

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$50,000 (Nationwide)/$700,000,000

Commission or % of Offering 1.5%

Purchase Date 03/09/2015

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Short Term Bond Fund

Issuer
Bayer US Finance LLC

Underwriter/ Affiliated Participant Underwriter
Bank of America Merrill/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,000,000 firmwide/$850,000,000

Commission or % of Offering Not known - this is a 144a restricted security

Purchase Date
10/01/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Short Term Bond Fund

Issuer Bayer US Finance LLC

Underwriter/ Affiliated Participant Underwriter Bank of America Merrill/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,000,000 firmwide/$850,000,000

Commission or % of Offering Not known - this is a 144a restricted security

Purchase Date

10/01/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund,
Nationwide HighMark Balanced Fund,and Nationwide HighMark Short Term Fund

Issuer
American Express Credit Mastere Trust 2014-4 A

Underwriter/ Affiliated Participant Underwriter
RBC Capital Markets/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,730,000 firmwide/$1,000,000,000

Commission or % of Offering 0.25%

Purchase Date 11/12/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund,
HighMark Balanced Fund, and HighMark Short Term Fund

Issuer American Express Credit Mastere Trust 2014-4 A

Underwriter/ Affiliated Participant Underwriter RBC Capital Markets/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,730,000 firmwide/$1,000,000,000

Commission or % of Offering 0.25%

Purchase Date
11/12/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund,
HighMark Balanced Fund, and HighMark Short Term Fund

Issuer American Express Credit Master Trust 2014-4 A

Underwriter/ Affiliated Participant Underwriter RBC Capital Markets/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,730,000 firmwide/$1,000,000,000

Commission or % of Offering 0.25%

Purchase Date
11/12/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund and
HighMark Balanced Fund

Issuer
ConocoPhillips

Underwriter/ Affiliated Participant Underwriter Citigroup/
Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,365,000 firmwide/$1,000,000,000

Commission or % of Offering
0.45%

Purchase Date
11/06/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund and
HighMark Balanced Fund

Issuer
Walgreens Boots Alliance

Underwriter/ Affiliated Participant Underwriter Deutsche Bank/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,615,000 firmwide/$2,000,000,000

Commission or % of Offering
0.45%

Purchase Date
11/06/2014

Adviser / Sub-Adviser

HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund and
HighMark Balanced Fund

Issuer
Walgreens Boots Alliance

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank/

Mitsubishi UFJ Financial Group

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,615,000 firmwide/$2,000,000,000

Commission or % of Offering 0.45%

Purchase Date
11/06/2014